UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2026

AIxCrypto Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37428	26-3474527
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5857 Owens Avenue, Suite 300
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 452-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Entry into a Consulting Agreement

On January 28, 2026, AIxCrypto Holdings, Inc. (the “Company”) entered into a consulting services agreement (the “Consulting Agreement”), effective as of November 1, 2025, with FF Global Partners LLC (“Consultant”).

Pursuant to the Consulting Agreement, the Company has engaged Consultant to provide a range of consulting services to support the Company’s strategic goals. The services to be provided by Consultant include supporting the Company’s strategic planning and execution framework, assisting with the development of funding strategies and engagement of potential investors, consultation on blockchain architecture and technical strategy, and general support in developing the Company’s operations and risk management framework, as further detailed in the Consulting Agreement.

The Consulting Agreement provides for an initial term commencing on November 1, 2025 and ending on December 31, 2026. Prior to the expiration of the initial term, the parties have agreed to engage in good faith discussions regarding a potential two-year extension of the engagement, subject to agreement on a new schedule of work and the approval of the Company. Under the terms of the Consulting Agreement, Consultant will receive a fixed fee of $100,000 per month, payable on the last day of each month beginning November 30, 2025. In addition, the Company’s management and Board of Directors may, at their sole discretion, award a quarterly bonus of up to $1,000,000 based on Consultant’s performance. The Company has also agreed to reimburse Consultant for reasonable and documented out-of-pocket expenses incurred in connection with the services, subject to a cap of $50,000 without the Company’s prior written consent.

The Consulting Agreement may be terminated by either party upon one (1) month’s prior written notice. The Consulting Agreement also includes customary termination provisions for material breach, fraud, or insolvency. All intellectual property and work product developed by Consultant in connection with the services will be the sole property of the Company.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Entry into an Entrusted Investment Agreement

On January 30, 2026, the Company entered into an entrusted investment agreement (the “Entrusted Investment Agreement”) with GOLD KING ARTHUR HOLDING LIMITED (“GKA”) and Song Wang (“Song”), under which the Company entrusted to GKA to manage an investment of shares (“FFAI Shares”) of Class A common stock, par value $0.0001 per share (“FFAI Class A Common Stock”), of Faraday Future Intelligent Electric Inc. (“FFAI”), a Delaware corporation with its FFAI Class A Common Stock traded on The Nasdaq Stock Market LLC (“Nasdaq”). Such management would include the potential purchase, holding, tokenization and disposition of the FFAI Shares. Pursuant to and in connection with the Entrusted Investment Agreement, on January 30, 2026, GKA and FFAI entered into a securities purchase agreement (the “SPA”), for the purchase of FFAI Shares at an aggregate consideration of $10,000,000. The closing of the SPA is subject to the satisfaction of the conditions precedent as set out under the SPA, and the number of FFAI Shares to be issued shall be calculated using a per share purchase price equivalent to the closing price of FFAI Class A Common Stock on Nasdaq on the trading day immediately prior to the closing date.

Both the Entrusted Investment Agreement and the SPA contain customary representations, warranties, and covenants by the respective parties thereto. The SPA also provides for customary indemnification by FFAI for losses or damages arising out of or in connection with the SPA and the investment contemplated thereunder.

The foregoing descriptions of the Entrusted Investment Agreement and the SPA do not purport to be complete and are qualified in its entirety by reference to the full text of the Entrusted Investment Agreement and the SPA, which are filed as Exhibit 10.2 and 10.3, respectively, to this Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

On January 27, 2026, the Company entered into a non-binding letter of intent (“LOI”) with Aster Foundation, a Cayman Islands foundation company (“Aster”), under which the Company and Aster would use commercially reasonable efforts to collaborate on general business opportunities and to share such capabilities with proposed areas and scope of collaboration as agreed between the parties, which includes collaboration on efforts relating to the Sei blockchain infrastructure.

Additionally, the Company issued a press release on February 2, 2026, announcing this collaboration with Aster, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Forward-Looking Statements

Exhibit 99.1 attached hereto contains, and may implicate, forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Consulting Services Agreement, dated January 28, 2026, by and between AIxCrypto Holdings, Inc. and FF Global Partners LLC.
10.2	Entrusted Investment Agreement, dated January 30, 2026, by and between AIxCrypto Holdings, Inc., GOLD KING ARTHUR HOLDING LIMITED, and Song Wang.
10.3	Securities Purchase Agreement, dated January 30, 2026, by and between FARADAY FUTURE INTELLIGENT ELECTRIC INC. and GOLD KING ARTHUR HOLDING LIMITED.
99.1	Press Release, dated February 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIxCrypto Holdings, Inc.

Date: February 2, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer